UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 21, 2004
                                                 (December 16, 2004)

                            DOV Pharmaceutical, Inc.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      000-49730                22-3374365
-------------------------------   ---------------------        -------------
(State or Other Jurisdiction of   (Commission File No.)        (IRS Employer
      Incorporation)                                         Identification No.)

                   433 Hackensack Avenue, Hackensack, NJ 07601
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (201) 968-0980

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 8.01. OTHER EVENTS.

On December 16, 2004, DOV Pharmaceutical, Inc. (the "Company") announced the pricing of its private offering of $65.0 million aggregate principal amount of convertible subordinated debentures due 2025. The debentures will bear interest at a rate of 2.50%. The Company has also granted to the initial purchasers an option to purchase up to an additional $15.0 million aggregate principal amount of such debentures. The debentures will be offered only to qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). The sale of the debentures is expected to close on December 22, 2004. The Company's press release issued pursuant to Rule 135c under the Securities Act is attached hereto and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibit is filed with this Current Report on Form
8-K.

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Exhibit No.  Title
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    99.1     Press Release, dated December 16, 2004, of DOV Pharmaceutical, Inc.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     DOV Pharmaceutical, Inc.


Date: December 21, 2004              By: /s/ Arnold Lippa
                                        ----------------------------------------
                                        Arnold Lippa
                                        Chief Executive Officer

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                                  EXHIBIT INDEX

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Exhibit No.  Title
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    99.1     Press Release, dated December 16, 2004, of DOV Pharmaceutical, Inc.
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